As filed with the Securities and Exchange Commission on October 20, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2003

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23006	94-2683643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3120 Scott Boulevard, Santa Clara, CA	95054
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

c. Exhibits

Exhibit No.	Description

99.1	Press Release of DSP Group, Inc., dated October 20, 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION”)

The press release of DSP Group, Inc., dated October 20, 2003, attached and filed herewith as Exhibit 99.1, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: October 20, 2003	By:	/s/ Moshe Zelnik

Moshe Zelnik Vice President, Finance, Chief Financial Officer and Secretary

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